UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 31, 2006

Willow Grove Bancorp, Inc.

(Exact name of registrant as specified in its charter)

Pennsylvania	0-49706	80-0034942
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

170 South Warner Road, Wayne, Pennsylvania                                                                                                               19087

(Address of principal executive offices)                                                                                                                       (Zip Code)

Registrant’s telephone number, including area code (215) 646-5405

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01               Other Events

On July 31, 2006, Willow Grove Bancorp, Inc. (the “Company”) issued a press release providing information on the cash dividend to be paid by the Company on its outstanding shares of common stock in August 2006.  The dividend is payable August 25, 2006 to shareholders of record as of August 11, 2006.

Item 9.01               Financial Statements and Exhibits

(a)  Not applicable.

(b)  Not applicable.

(c)  Not applicable.

(d)  The following exhibit is included with this Report:

Exhibit No.	Description
99.1	Press release issued on July 31, 2006

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WILLOW GROVE BANCORP, INC.

By:	/s/ Joseph T. Crowley
	Name:	Joseph T. Crowley
	Title:	Chief Financial Officer

Date: August 2, 2006

INDEX TO EXHIBITS

Exhibit No.	Description
99.1	Press release issued on July 31, 2006